UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2023

Medtronic plc

(Exact Name of Registrant as Specified in its Charter)

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street

Dublin 2, Ireland

(Address of principal executive offices)

(Registrant’s telephone number, including area code): +353 1 438 1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares, $0.0001 par value per share	MDT	New York Stock Exchange
0.375% Senior Notes due 2023	MDT/23B	New York Stock Exchange
0.000% Senior Notes due 2023	MDT/23C	New York Stock Exchange
0.250% Senior Notes due 2025	MDT/25	New York Stock Exchange
0.000% Senior Notes due 2025	MDT/25A	New York Stock Exchange
2.625% Senior Notes due 2025	MDT/25B	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
0.375% Senior Notes due 2028	MDT/28	New York Stock Exchange
3.000% Senior Notes due 2028	MDT/28A	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.000% Senior Notes due 2031	MDT/31A	New York Stock Exchange
3.125% Senior Notes due 2031	MDT/31B	New York Stock Exchange
0.750% Senior Notes due 2032	MDT/32	New York Stock Exchange
3.375% Senior Notes due 2034	MDT/34	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.500% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.375% Senior Notes due 2040	MDT/40A	New York Stock Exchange
1.750% Senior Notes due 2049	MDT/49	New York Stock Exchange
1.625% Senior Notes due 2050	MDT/50	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Notes Offering

On March 30, 2023, Medtronic Global Holdings S.C.A. (“Medtronic Luxco”), an indirect wholly owned subsidiary of Medtronic public limited company (“Medtronic plc”), issued $1,000,000,000 aggregate principal amount of its 4.250% Senior Notes due 2028 (the “2028 Notes”) and $1,000,000,000 aggregate principal amount of its 4.500% Senior Notes due 2033 (the “2033 Notes” and together with the 2028 Notes, the “Notes”), in an underwritten offering (the “Offering”) pursuant to a registration statement on Form S-3 (the “Registration Statement”) (File No. 333-270272) filed with the Securities and Exchange Commission (the “Commission”) on March 3, 2023, and a preliminary prospectus supplement and prospectus supplement filed with the Commission related to the offering of the Notes. The Notes are fully and unconditionally guaranteed by Medtronic plc and Medtronic, Inc., an indirect wholly owned subsidiary of Medtronic plc (the “Guarantees,” and together with the Notes, the “Securities”).

Medtronic Luxco expects to receive net proceeds from the Offering of approximately $1.98 billion, after deducting the underwriting discount and estimated offering expenses payable by Medtronic Luxco. Medtronic Luxco expects to use the net proceeds of the Offering to prepay a portion of the ¥297 billion, or approximately $2.3 billion, of indebtedness outstanding under the Japanese-yen denominated term loan agreement by and among Medtronic Luxco, Medtronic plc, Medtronic, Inc., and Mizuho Bank, Ltd. as administrative agent and as lender (the “JPY term loan”).

Indenture

The Notes were issued under an indenture dated as of March 28, 2017 (the “Base Indenture”), among Medtronic Luxco, Medtronic, Inc., Medtronic plc and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, N.A., as trustee (the “Trustee”), as amended by the Sixth Supplemental Indenture dated as of February 22, 2023 (the “Sixth Supplemental Indenture”) among Medtronic Luxco, Medtronic, Inc., Medtronic plc and the Trustee, and as supplemented by the Seventh Supplemental Indenture dated as of March 30, 2023 (the “Seventh Supplemental Indenture” and together with the Sixth Supplemental Indenture and the Base Indenture, the “Indenture”) among Medtronic Luxco, Medtronic, Inc., Medtronic plc and the Trustee.

The 2028 Notes will mature on March 30, 2028 and the 2033 Notes will mature on March 30, 2033. The 2028 Notes will bear interest at a rate of 4.250% per annum. The 2033 Notes will bear interest at a rate of 4.500% per annum.

Prior to the applicable Par Call Date (as defined below), Medtronic Luxco will have the option to redeem any series of the Notes, in whole at any time or in part from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes being redeemed (not including any portion of the payments of interest accrued but unpaid as of the date of redemption and assuming that such Notes to be redeemed matured on their applicable Par Call Date), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year of twelve 30-day months), at the treasury rate plus 15 basis points in the case of the 2028 Notes and 20 basis points in the case of the 2033 Notes, plus, in each case, accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption. “Par Call Date” means: February 29, 2028 in the case of the 2028 Notes and December 30, 2032 in the case of the 2033 Notes.

In addition, on and after the applicable Par Call Date, Medtronic Luxco will have the option to redeem any series of the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the date of redemption.

The Notes will be general unsecured senior obligations of Medtronic Luxco and will rank equally in right of payment with all of Medtronic Luxco’s other existing and future unsecured senior indebtedness and will rank senior to any subordinated indebtedness that Medtronic Luxco may incur. The Guarantees will rank equally in right of payment with all of Medtronic plc’s and Medtronic, Inc.’s other existing and future unsecured senior indebtedness and will rank senior to any subordinated indebtedness from time to time outstanding that Medtronic plc or Medtronic, Inc. may incur, and be structurally subordinated to all existing and any future obligations of each of Medtronic plc’s subsidiaries (other than Medtronic Luxco and Medtronic, Inc.).

Upon the occurrence of an event of default with respect to the Notes, which includes payment defaults, defaults in the performance of certain covenants, and bankruptcy and insolvency related defaults, Medtronic Luxco’s obligations under the Notes may be accelerated, in which case the entire principal amount of the Notes would be immediately due and payable.

Medtronic plc and its affiliates maintain ordinary banking relationships and credit facilities with the Trustee. In addition, the Trustee is the trustee for certain of Medtronic plc’s affiliates’ other debt securities, and from time to time provides services relating to Medtronic plc’s investment management, stock repurchase and foreign currency hedging programs.

The above description of the Base Indenture, the Sixth Supplemental Indenture and the Seventh Supplemental Indenture is qualified in its entirety by reference to the Base Indenture, the Sixth Supplemental Indenture and the Seventh Supplemental Indenture. The executed Base Indenture was previously filed as Exhibit 4.1 to the Current Report on Form 8-K filed by Medtronic plc on March 28, 2017. The executed Sixth Supplemental Indenture was previously filed as Exhibit 4.2 to the Registration Statement on Form S-3 (File No. 333-270272) filed by Medtronic plc on March 3, 2023 and is filed as Exhibit 4.1 hereto. The executed Seventh Supplemental Indenture is filed as Exhibit 4.2 hereto. Each of the foregoing documents is incorporated herein and into the Registration Statement by reference.

Item 7.01.	Regulation FD Disclosure.

Medtronic plc expects the Offering and the use of proceeds therefrom, when combined with other transactions recently executed in connection with the Offering, to have an immaterial impact on interest expense, net.

Item 8.01.	Other Events.

Underwriting Agreement

On March 23, 2023, Medtronic Luxco, Medtronic plc and Medtronic, Inc. entered into an underwriting agreement (the “Underwriting Agreement”) with the underwriters listed therein, for which Barclays Capital Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC acted as representatives, to issue and sell the Notes to the underwriters.

Certain of the underwriters party to the Underwriting Agreement and their respective affiliates have in the past performed commercial banking, investment banking and advisory services for Medtronic plc and its affiliates from time to time for which they have received customary fees and reimbursement of expenses and may, from time to time, engage in transactions with and perform services for Medtronic plc in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. Certain of the underwriters or their respective affiliates have been or are lenders under one or more of Medtronic, Inc.’s and Medtronic Luxco’s credit facilities and affiliates of some of the underwriters are lenders under the JPY term loan.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference into the Registration Statement. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

In connection with the Offering, Medtronic plc is filing as Exhibits 5.1, 5.2, 5.3 and 5.4 hereto opinions of counsel addressing the validity of the Notes and the Guarantees and certain related matters. Such opinions are incorporated by reference into the Registration Statement.

Item 9.01.	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of March 23, 2023, among Medtronic Global Holdings S.C.A., Medtronic plc and Medtronic, Inc., and Barclays Capital Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as representatives of the several underwriters named therein.

4.1	Sixth Supplemental Indenture, dated as of February 22, 2023, among Medtronic Global Holdings S.C.A., Medtronic, Inc. and Medtronic plc, and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.2 to Medtronic plc’s Registration Statement on Form S-3, filed on March 3, 2023, File No. 333-270272).

4.2	Seventh Supplemental Indenture, dated as of March 30, 2023, among Medtronic Global Holdings S.C.A., Medtronic, Inc. and Medtronic plc, and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, N.A., as trustee (including the forms of the 2028 Notes and the 2033 Notes).

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, U.S. counsel to Medtronic plc, Medtronic Global Holdings S.C.A. and Medtronic, Inc.

5.2	Opinion of A&L Goodbody, Irish counsel to Medtronic plc.

5.3	Opinion of DLA Piper, Luxembourg counsel to Medtronic Global Holdings S.C.A.

5.4	Opinion of Thomas L. Osteraas, Legal Director - Corporate and Securities of Medtronic, Inc.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

23.2	Consent of A&L Goodbody (included in Exhibit 5.2).

23.3	Consent of DLA Piper (included in Exhibit 5.3).

23.4	Consent of Thomas L. Osteraas, Legal Director - Corporate and Securities of Medtronic, Inc. (included in Exhibit 5.4).

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

	By	/s/ Karen L. Parkhill
Date: March 30, 2023		Karen L. Parkhill
Executive Vice President and Chief Financial Officer